Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Supplement to Prospectus Dated October 31, 2017

Frontier Silk Invest New Horizons Fund

Institutional Class Shares (FSNHX)

Service Class Shares (FNHSX)

On December 5, 2017, the Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”), on behalf of the Frontier Silk Invest New Horizons Fund (the “Silk Fund”) approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Silk Fund would be reorganized with and into a newly-created series (the “Acquiring Fund”) of Unified Series Trust (the “Reorganization”).  The Acquiring Fund is expected to have the same investment objective and substantially similar investment strategies as the Silk Fund.  Silk Invest Limited (“Silk Invest”), which is currently the subadviser to the Silk Fund, will become the investment adviser to the Acquiring Fund following the Reorganization.

Under the terms of the Plan, the Silk Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the applicable class of the Acquiring Fund (the “Acquiring Fund Shares”) issued to the Silk Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Silk Fund.  The Silk Fund will then distribute, pro rata, to its shareholders of record, all of the Acquiring Fund Shares received by the Silk Fund in complete liquidation and termination of the Silk Fund as a series of the Company.

As a result of the Reorganization, each shareholder of the Silk Fund will become a shareholder of the applicable class of the Acquiring Fund and will receive Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the Silk Fund as of the valuation date, as described in the Plan.  It is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes.  Shareholders of the Silk Fund may wish to consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

As previously announced, Frontegra Asset Management, Inc. (“Frontegra”) and Silk Invest have mutually agreed to terminate the subadvisory agreement (the “Subadvisory Agreement”) between Frontegra and Silk Invest with respect to the Silk Fund.  The Board approved an extension of the termination of the Subadvisory Agreement between Frontegra and Silk Invest until April 30, 2018, to provide sufficient time to solicit shareholder approval of the Reorganization.

The Plan requires the approval of the Board of Trustees of Unified Series Trust and approval of the shareholders of the Silk Fund. Assuming such approvals are obtained, shareholders of record will receive a Proxy Statement/Prospectus, which describes in detail the Reorganization and the Acquiring Fund, and the Reorganization is expected to close in April 2018.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is December 18, 2017.